MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
                    MERRILL LYNCH SMALL CAP VALUE FOCUS FUND

                    Supplement dated February 13, 2002 to the
                         Prospectus dated April 17, 2001

         The information appearing in the section entitled "How the Fund Invests" under the caption "About the Portfolio Manager" on page 8 is amended by deleting such information and replacing it with the following:

Effective February 12, 2002, R. Elise Baum has been appointed the Senior Portfolio Manager of the Fund. Ms. Baum is primarily responsible for the day-to-day management of the Fund. Ms. Baum has been a Managing Director of MLIM since 2000 and was a First Vice President of MLIM from 1999 to 2000, a Director from 1997 to 1999 and a Vice President from 1995 to 1997.

Code # 101116RR-0202





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                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                    Supplement dated February 13, 2002 to the
            Statement of Additional Information dated April 17, 2001



         The section captioned "MANAGEMENT OF THE COMPANY" beginning on page 27 is amended to delete the biography of Daniel V. Szemis appearing on page 29 and revise the biography of R. Elise Baum as follows:

R. ELISE BAUM (41) - Senior Portfolio Manager(1)(2) - Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1999 to 2000; Director of the Investment Adviser from 1997 to 1999; and Vice President of the Investment Adviser from 1995 to 1997.

Code #101116RR-0202